                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2000


                        VoiceStream Wireless Corporation.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                        000-29667               91-1983600
        --------                        ---------               ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

3650 131st Avenue S.E. Bellevue, Washington                          98006
-------------------------------------------                          -----
   (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (425) 653-4600


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events.

         The purpose of this Current Report on Form 8-K is to attach as exhibits the Amended and Restated Bylaws of VoiceStream Wireless Corporation, as currently in effect, and the Certificate Of Designation Of The Powers, Preferences And Relative, Participating, Optional And Other Special Rights And Qualifications, Limitations And Restrictions Thereof Of Convertible Voting Preferred Stock Of VoiceStream Wireless Corporation, which was filed with the Secretary of State of Delaware on August 13, 2000. These documents are attached as exhibits 3.1 and 4.1, respectively.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------
3.1               Amended and Restated Bylaws of VoiceStream Wireless
                  Corporation

4.1               Certificate Of Designation Of The Powers, Preferences And
                  Relative, Participating, Optional And Other Special Rights And
                  Qualifications, Limitations And Restrictions Thereof Of
                  Convertible Voting Preferred Stock Of VoiceStream Wireless
                  Corporation



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:   October 11, 2000               VOICESTREAM WIRELESS CORPORATION
                                       (Registrant)


                                       By:   /s/   Alan R. Bender
                                           -------------------------------------
                                           Name:   Alan R. Bender
                                           Title:  Executive Vice President
                                                   General Counsel and Secretary

EXHIBIT LIST

Exhibit Number    Description of Exhibit
--------------    ----------------------
3.1               Amended and Restated Bylaws of VoiceStream Wireless
                  Corporation

4.1               Certificate Of Designation Of The Powers, Preferences And
                  Relative, Participating, Optional And Other Special Rights And
                  Qualifications, Limitations And Restrictions Thereof Of
                  Convertible Voting Preferred Stock Of VoiceStream Wireless
                  Corporation